UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2016

21st CENTURY ONCOLOGY

HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-170812	26-1747745
(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Colonial Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

(239) 931-7254
(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On November 1, 2016, 21st Century Oncology Holdings, Inc. (the “Company”) announced that 21st Century Oncology, Inc. (“21C”), a subsidiary of the Company, failed to make a semi-annual interest payment as required by the indenture (the “Indenture”) governing its 11.00% Senior Notes due 2023 (the “Notes”). The failure to make such interest payment, if not cured within 30 days, will result in an event of default under the Indenture.

Should an event of default occur under the Indenture, a cross-default would occur under 21C’s credit agreement (the “Credit Agreement”). Following an event of default under the Indenture or Credit Agreement, the holders of the Notes or lenders under the Credit Agreement, as applicable, could accelerate 21C’s indebtedness outstanding under the Indenture or Credit Agreement, as applicable. As of September 30, 2016, 21C had $360.7 million principal amount outstanding, which includes $0.7 million of paid in kind interest under the Indenture and $122.0 million and $602.4 million, respectively, outstanding under the revolving portion and term loan portion of the Credit Agreement.

The Company intends to utilize the available 30-day cure period under the Indenture to work with its lenders, bondholders and stakeholders to address the default.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The information included in this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements regarding an event of default, a cross-default and any acceleration of the Company’s debt are forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs. Readers of this Current Report on Form 8-K are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated as of November 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

21st CENTURY ONCOLOGY HOLDINGS, INC.

Date: November 1, 2016	By:	/s/ LeAnne M. Stewart
Name: LeAnne M. Stewart
Title: Chief Financial Officer